CONVERTIBLE NOTE PAYABLE	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
CONVERTIBLE NOTE PAYABLE

NOTE 7 - CONVERTIBLE NOTE PAYABLE

In April 2013, the Company entered into a convertible note in the principal amount of $97,500, which carried a 4% interest rate. This note was convertible at a conversion price equal to the lesser of 90% of the previous 10 day closing price or $0.001 per share. The balance of the convertible note, including accrued interest, was $128,700 at December 31, 2020. During 2021, the note holder filed a lawsuit to enforce the conversion of this note, which was settled in August 2021, via the payment of $100,000 and the issuance of 2,000,000 shares of common stock. (See Note 9)